UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 20, 2025
HBT FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39085	37-1117216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 North Hershey Rd Bloomington, Illinois		61704
(Address of principal executive offices)		(Zip Code)
(309) 662-4444
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 20, 2025, HBT Financial, Inc. (the "Company") held its Annual Meeting of Stockholders. Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Company's Annual Meeting of Stockholders.
Proposal 1: Election of Directors
The Company's stockholders elected the following nominees for director to serve until the 2026 Annual Meeting of Stockholders or until his or her successor are duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Roger A. Baker	26,904,819	474,958	2,622,754
C. Alvin Bowman	25,957,128	1,422,649	2,622,754
Eric E. Burwell	26,445,212	934,565	2,622,754
Patrick F. Busch	27,106,535	273,242	2,622,754
J. Lance Carter	27,254,141	125,636	2,622,754
Allen C. Drake	25,475,423	1,904,354	2,622,754
Fred L. Drake	27,162,160	217,617	2,622,754
Linda J. Koch	27,325,199	54,578	2,622,754
Gerald E. Pfeiffer	26,614,530	765,247	2,622,754
Proposal 2: Advisory (Non-Binding) Vote to Approve Executive Compensation
The Company's stockholders approved, in a non-binding advisory vote, the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,023,829	334,840	21,108	2,622,754
Proposal 3: Advisory (Non-Binding) Vote on the Frequency of Future Stockholder Votes on Executive Compensation
The Company's stockholders expressed a preference, in a non-binding advisory vote, to conduct future stockholder votes on the compensation of the Company's named executive officers once every year.

Votes For
1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
26,613,591	10,119	732,116	23,951	2,622,754
Based upon these results, and consistent with the board of directors’ recommendation to stockholders in the proxy statement for the Annual Meeting, the Company expects to continue to hold an advisory stockholder vote on executive compensation every year until the 2031 Annual Meeting of Stockholders, when the next stockholder vote on the frequency of future advisory votes on executive compensation is required under the Securities Exchange Act of 1934.

Proposal 4: Ratification of the Appointment of RSM US LLP as the Independent Registered Public Accounting Firm for the Year Ending December 31, 2025
The appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,981,610	13,423	7,498	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HBT FINANCIAL, INC.

	By:	/s/ Peter R. Chapman
Name: Peter R. Chapman
Title: Chief Financial Officer

Date: May 22, 2025